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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K
                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)              September 19, 2002


                      RAWLINGS SPORTING GOODS COMPANY, INC.
                      -------------------------------------
             (Exact name of Registrant as specified in its charter)

           Delaware                                       0-24450                                    43-1674348
---------------------------------------------------------------------------------------------------------------------------
(State or other jurisdiction of                  (Commission File Number)               (I.R.S.Employer Identification No.)
Incorporation)
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        1859 Intertech Drive, Fenton, Missouri                 63026
--------------------------------------------------------------------------------
       (Address of principal executive offices)              (Zip Code)


Registrant's telephone number, including area code    (636) 349-3500
                                                   --------------------

          (Former name or former address, if changed since last report)


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ITEM 5. OTHER EVENTS.

         On September 19, 2002, the Company issued a press release regarding the Company's agreement with Tyco International, the successor company to Figgie
International, Inc., Rawlings' former parent, to terminate the tax sharing agreement between the two companies. A copy of the press release is attached as
Exhibit 99.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a)      Financial Statements of Business Acquired:    None

         (b)      Pro Forma Financial Information:    None

         (c)      Exhibits:

                  99 Company press release, dated September 19, 2002, regarding the termination of a tax sharing agreement.





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                            RAWLINGS SPORTING GOODS COMPANY,
                                            INC.


Date: September 19, 2002                    By:  /s/ Stephen M. O'Hara
                                               ---------------------------------
                                            Stephen M. O'Hara, Chairman of the
                                            Board and Chief Executive Officer






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                                  EXHIBIT INDEX

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Exhibit
Number          Description                                                                 Page
------          -----------                                                                 ----
   99            Company press release, dated September 19, 2002, regarding the termination of a tax sharing agreement.
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